CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  filing  of the  Quarterly  Report on Form 10-Q for the
Quarter  Ended  June  30,  2002  (the  "Report")  by  SmartServ   Online,   Inc.
("Registrant"), each of the undersigned hereby certifies that:

        1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /S/  SEBASTIAN E. CASSETTA
                                        ------------------------------------
                                             Sebastian E. Cassetta

                                             Chairman of the Board & Chief
                                             Executive Officer

                                        /S/  THOMAS W. HALLER
                                        ------------------------------------
                                             Thomas W. Haller
                                             Sr. Vice President, Chief Financial
                                             Officer & Treasurer